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                                                                   EXHIBIT 23.01

                       Consent of Independent Accountants

     We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (Nos. 333-64179, 333-87593 and 333-41944) and Form S-3
(No. 333-46154) of eBay Inc. of our report dated January 18, 2001, relating to the financial statements which appear in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

March 26, 2001
San Jose, California